SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2003

MICROSTRATEGY INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24435	51-0323571
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

1861 International Drive McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits

Exhibit	Document

99.1	Press release regarding the Company’s first quarter financial results, dated as of April 29, 2003

Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

On April 29, 2003, MicroStrategy Incorporated (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2003 and providing additional outlook and financial guidance information. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2003	MICROSTRATEGY INCORPORATED (Registrant)

	By:	/s/ ERIC F. BROWN
Name: Eric F. Brown Title: President and Chief Financial Officer

Exhibit Index

Exhibit	Document

99.1	Press release regarding the Company’s first quarter financial results, dated as of April 29, 2003

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